UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

Q.E.P. CO., INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21161	13-2983807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1081 Holland Drive

Boca Raton, Florida 33487

(Address of Principal Executive Offices; Zip Code)

561-994-5550

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 1, 2004, Q.E.P. Co., Inc. (the “Company”) acquired the assets of Roberts Mexicana, S.A. de C.V. (“Roberts Mexicana”), a Mexican manufacturer and distributor of flooring and specialty tools to wholesale and retail markets.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release of Q.E.P. Co., Inc. dated November 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q.E.P. Co., Inc.

Date: November 4, 2004	By:	/s/ Marc Applebaum
	Name:	Marc Applebaum
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.l	Press Release of Q.E.P. Co., Inc., dated November 3, 2004